EXHIBIT 99.1

ACME Communications Announces Second Quarter 2008 Results

SANTA ANA, Calif., Aug. 12, 2008 (PRIME NEWSWIRE) -- ACME Communications, Inc. (Nasdaq:ACME) today announced financial results for the second quarter ended June 30, 2008.

Our net revenues from continuing operations increased 4% to $8.7 million for the second quarter compared to net revenues of $8.3 million in the second quarter of 2007. The increase was driven by a 3% increase in net revenues at our television stations and a 10% revenue increase at The Daily Buzz.

During the second quarter of 2008, a significant drop in the price of our common stock, and the stocks of many other television broadcasters, along with continued soft market conditions and lower prices for other station sale transactions, caused us to test our intangible assets for possible impairment as of June 30, 2008. As a result of this impairment testing, the Company recorded a $12.0 million non-cash impairment charge relating to its broadcast licenses for the second quarter ended June 30, 2008. Total operating costs for the second quarter of 2008, including this $12.0 million impairment charge as well as a non-cash write-down of our program rights of $807,000 and a $653,000 non-cash lease termination charge related to an abandoned backup transmitter lease for our Albuquerque station, were $22.4 million compared to $9.3 million for the second quarter of 2007. The non-cash charges have no effect on our operating cash flow, liquidity or borrowings available under our revolving credit facility. Station cash-based operating expenses increased 5%, principally on higher programming payments. Our resulting broadcast cash flow for the quarter was $936,000 compared to $761,000 for the second quarter of 2007, a 23% increase. Adjusted EBITDA from continuing operations increased to $380,000 compared to negative EBITDA of $196,000 on higher broadcast cash flow and sharply lower corporate expenses. Our net loss from continuing operations for the second quarter of 2008 was $11.2 million, compared to a net loss of $970,000 for the second quarter of 2007, driven primarily by the aforementioned non-cash write-offs of broadcast licenses, program costs and lease termination costs.

Commenting on the quarter's results, Jamie Kellner, ACME's Chairman and CEO, said, "We are pleased to report a net revenue gain during a quarter where most broadcasters experienced year-over-year declines. Looking ahead, overall advertising demand, apart from political spending, remains weak reflecting the economic slowdown. However, we believe significant political spending in several of our markets will allow us to increase our share of non-political dollars, especially in the fall. Given the current environment, we are also focused on reducing station and corporate expenses, while prudently supporting our ability to maximize revenues. Despite a continued difficult M&A market, we continue to pursue all options for monetizing our station assets in the best interest of our shareholders."

Use of Broadcast Cash Flow, Adjusted EBITDA and Same Station Results

GAAP refers to generally accepted accounting principles in the United States. Broadcast cash flow, station cash-based operating expenses and adjusted EBITDA are non-GAAP measures. Broadcast cash flow is commonly used as an indicator of operating performance for broadcasting companies and is also used to value broadcasting assets. Station cash-based operating expenses, which use program payments in place of program amortization, exclude our Daily Buzz production costs and exclude non-cash operating expenses like depreciation and amortization, impairment of intangibles, lease abandonment costs and equity-based compensation, are an important metric in determining our cash expense growth. Adjusted EBITDA is also used as a performance measure and often used to measure a company's ability to service debt, as evidenced by the fact that our senior credit facility historically contained financial covenants relating to our adjusted EBITDA.

Broadcast cash flow, station cash-based operating expenses and adjusted EBITDA should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. We consider operating loss to be the most comparable GAAP measure to broadcast cash flow and to adjusted EBITDA; therefore, the Company has included a reconciliation of operating loss to broadcast cash flow and adjusted EBITDA in Supplemental Table 1. A reconciliation of operating expenses to cash-based station operating expenses is included in Supplemental Table 2. Because broadcast cash flow, cash-based station operating expenses and adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, the broadcast cash flow, cash-based station operating expenses and adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Third Quarter 2008 Outlook

Based on our current sales pacings, we expect third quarter 2008 net revenues at our continuing stations to increase 1-2% over our third quarter 2007 station net revenues of $7.5 million and we expect cash-based station expenses to increase 1-2% above the levels of the prior year quarter on higher programming payments. We expect resulting broadcast cash flow for the third quarter of 2008 to be in the range of $800,000 - $1.0 million, compared to broadcast cash flow of $517,000 for the third quarter of 2007.

Second Quarter Conference Call

Senior management of ACME will host a conference call to discuss their second quarter 2008 results on Tuesday, August 12th at 4:30 p.m. Eastern Time. To access the conference call, please dial 973-582-2700 ten minutes prior to the start time. A replay of the conference call will be available through Tuesday, August 26th by dialing 800-642-1687 (U.S.) or 706-645-9291 (International), passcode 55478675. In addition, we will provide a live webcast of the conference call on our Web site, located at http://www.acmecommunications.com. The webcast will also be archived on our Web site until Tuesday, August 26th, 2008.

About ACME Communications

ACME Communications, Inc. owns and operates six television stations serving markets covering 2.2% of the nation's television households. The Company's stations are: KWBQ-TV and KASY-TV, Albuquerque-Santa Fe, NM; WBXX-TV, Knoxville, TN; WBDT-TV, Dayton, OH; WIWB-TV, Green Bay-Appleton, WI and WBUW-TV, Madison, WI. All of the Company's stations, except KASY-TV, a MyNetworkTV affiliate, are affiliates of The CW Network. The Company also produces The Daily Buzz, a nationally syndicated morning news and lifestyle program which airs on more than 140 television stations across the country. Our shares are traded on the NASDAQ Stock Market under the symbol: ACME.

Forward-Looking Statements:

The matters discussed in this press release include forward-looking statements. In addition, when used in this press release, the words "will", "expects", "intends" and similar expressions are intended to identify forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including (but not limited to) the ratings growth or decline of our programming, including The CW Network and, to a lesser extent, MyNetworkTV, the impact of changes in national and regional economies, including advertising demand, pricing fluctuations in local and national advertising, volatility in programming costs, and the other risk factors set forth in the Company's 2007 Form 10-K filed with the Securities and Exchange Commission on March 31, 2008. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

              ACME Communications, Inc. and Subsidiaries
                 Consolidated Statements of Operations
                              (Unaudited)
                 (In thousands, except per share data)

                           Three Months Ended       Six Months Ended
                                June 30,                June 30,
                          --------------------    --------------------
                            2008        2007        2008        2007
                          --------    --------    --------    --------

 Net revenues             $  8,670    $  8,349    $ 16,828    $ 15,571
                          --------    --------    --------    --------

 Operating expenses:
   Cost of service:
     Programming,
      including program
      amortization           4,266       3,203       7,668       5,481
     Other costs of
      service (excluding
      depreciation and
      amortization of
      $664 and $800 for
      the three months
      ended June 30,
      2008 and 2007,
      respectively, and
      $1,419 and $1,584
      for the six months
      ended June 30,
      2008 and 2007,
      respectively)          1,334       1,313       2,569       2,537
   Selling, general
    and administrative
    expenses                 2,946       2,910       5,940       5,844
   Depreciation and
    amortization               670         807       1,432       1,598
   Impairment of
    broadcast licenses      11,959          --      11,959          --
   Lease termination
    costs                      653          --         653          --
   Corporate expenses          578       1,049       1,191       1,886
                          --------    --------    --------    --------
       Operating expenses   22,406       9,282      31,412      17,346
                          --------    --------    --------    --------

       Operating loss      (13,736)       (933)    (14,584)     (1,775)

 Other income (expenses):
   Interest, net              (238)          6        (333)         34
   Equity in loss of
    unconsolidated
    affiliate                   --          --          --        (251)
                          --------    --------    --------    --------
 Loss from continuing
  operations before
  income taxes             (13,974)       (927)    (14,917)     (1,992)
 Income tax benefit
  (expense)                  2,740         (43)      2,045         (79)
                          --------    --------    --------    --------
 Loss from continuing
  operations               (11,234)       (970)    (12,872)     (2,071)
                          --------    --------    --------    --------
 Discontinued operations:
   Income (loss) from
    discontinued
    operations, before
    income taxes                20        (880)         28      24,723
   Income tax benefit
    (expense)                   --          42          --        (207)
                          --------    --------    --------    --------
     Income (loss) from
      discontinued
      operations                20        (838)         28      24,516
                          --------    --------    --------    --------
       Net income (loss)  $(11,214)   $ (1,808)   $(12,844)   $ 22,445
                          ========    ========    ========    ========

 Net income (loss) per
  share, basic and
  diluted:
   Continuing operations  $  (0.70)   $  (0.06)   $  (0.80)   $  (0.13)
   Discontinued
    operations                  --       (0.05)         --        1.53
                          --------    --------    --------    --------
     Net income (loss)
      per share           $  (0.70)   $  (0.11)   $  (0.80)   $   1.40
                          ========    ========    ========    ========

 Weighted average basic
  and diluted common
  shares outstanding        16,047      16,047      16,047      16,047
                          ========    ========    ========    ========

 Supplemental Table 1

               ACME Communications Inc. and Subsidiaries
      Reconciliation of Operating Loss to Broadcast Cash Flow and
                            Adjusted EBITDA
                              (Unaudited)
                            (In thousands)

                           Three Months Ended       Six Months Ended
                                June 30,                June 30,
                          --------------------    --------------------
                            2008        2007        2008        2007
                          --------    --------    --------    --------

 Operating loss           $(13,736)   $   (933)   $(14,584)   $ (1,775)

 Add (less):
   Stock-based
    compensation at
    stations                    31          38          61          75
   Depreciation and
    amortization               670         807       1,432       1,598
   Impairment of
    broadcast licenses      11,959          --      11,959          --
   Amortization of
    program rights           2,350       1,410       3,891       2,827
   Lease termination
    costs                      653          --         653          --
   Corporate expenses          578       1,049       1,191       1,886
   Implied contribution
    from former Daily
    Buzz venture partner        --        (150)         --        (150)
   Equity in loss of
    The Daily Buzz,
    before depreciation         --          --          --        (161)
   Program payments         (1,569)     (1,460)     (3,242)     (2,928)
                          --------    --------    --------    --------
     Broadcast cash
      flow (1)                 936         761       1,361       1,372

 Add (less):
   Corporate expenses         (578)     (1,049)     (1,191)     (1,886)
   Stock-based
    compensation at
    corporate                   22          92          46         134
                          --------    --------    --------    --------

     Adjusted EBITDA      $    380    $   (196)   $    216    $   (380)
                          ========    ========    ========    ========

 Broadcast cash flow
  margin (1)                  10.8%        9.1%        8.1%        8.8%
 Adjusted EBITDA
  margin (1)                   4.4%       -2.3%        1.3%       -2.4%
                          ========    ========    ========    ========

 (1) We define:

 *  Broadcast cash flow as operating income (loss), plus stock-based compensation, depreciation and amortization, amortization of program rights, impairment of broadcast licenses, non-cash lease termination costs and corporate expenses, less program payments
    (excluding program payments related to construction permits);

 *  Adjusted EBITDA as broadcast cash flow less corporate expenses, exclusive of stock-based compensation;

 *  Broadcast cash flow margin is broadcast cash flow as a percentage of net revenues; and

 *  Adjusted EBITDA margin is adjusted EBITDA as a percentage of net revenues.

 Supplemental Table 2

               ACME Communications Inc. and Subsidiaries
                Reconciliation of Operating Expenses to
                 Cash-Based Station Operating Expenses
                              (Unaudited)
                            (In thousands)

                           Three Months Ended       Six Months Ended
                                June 30,                June 30,
                          --------------------    --------------------
                            2008        2007        2008        2007
                          --------    --------    --------    --------

 Operating expenses       $ 22,406    $  9,282    $ 31,412    $ 17,346

 Add (less):
   Program payments          1,569       1,460       3,242       2,928
   Depreciation and
    amortization              (670)       (807)     (1,432)     (1,598)
   Impairment of
    broadcast licenses     (11,959)         --     (11,959)         --
   Corporate expense          (578)     (1,049)     (1,191)     (1,886)
   Barter program costs       (802)       (782)     (1,549)     (1,478)
   Program amortization     (2,350)     (1,410)     (3,891)     (2,827)
   Daily Buzz
    production costs          (859)       (850)     (1,737)       (850)
   Lease termination
    costs                     (653)         --        (653)         --
   Stock-based
    compensation at
    stations                   (31)        (38)        (61)        (75)
                          --------    --------    --------    --------

     Total cash-based
      station operating
      expenses            $  6,073    $  5,806    $ 12,181    $ 11,560
                          ========    ========    ========    ========

 Supplemental Table 3

               ACME Communications Inc. and Subsidiaries
        Reconciliation of Net Revenues to Station Net Revenues
                              (Unaudited)
                            (In thousands)

                           Three Months Ended       Six Months Ended
                                June 30,                June 30,
                          --------------------    --------------------
                            2008        2007        2008        2007
                          --------    --------    --------    --------

 Net revenues             $  8,670    $  8,349    $ 16,828    $ 15,571
 Less: Daily Buzz net
  revenues                    (685)       (624)     (1,465)       (624)
                          --------    --------    --------    --------

   Station net revenues   $  7,985    $  7,725    $ 15,363    $ 14,947
                          ========    ========    ========    ========

CONTACT:  ACME Communications, Inc.
          Tom Allen
          714/245-9499

          Brainerd Communicators, Inc.
          Dru Ortega
          212/986-6667